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                                                                    EXHIBIT 10.1

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
---------------------------------------------------------------

     This Third Amendment to Second Amended and Restated Credit Agreement (this Third Amendment) is executed as of the 11th day of July, 2000, by and among
---------------
Patina Oil & Gas Corporation, a Delaware corporation (Borrower), Chase Bank of
                                                      --------
Texas, National Association, as Administrative Agent (Administrative Agent), and
                                                      --------------------
the financial institutions parties hereto as Banks (individually a Bank and
                                                                   ----
collectively Banks).
             -----

                              W I T N E S E T H:
                              -----------------

     WHEREAS, Borrower, Administrative Agent and Banks are parties to that certain Second Amended and Restated Credit Agreement dated as of July 15, 1999 (as amended, the Credit Agreement) (unless otherwise defined herein, all terms
                 ----------------
used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit loan to Borrower; and

     WHEREAS, Borrower has (a) notified Administrative Agent and Banks that Borrower intends to repurchase, in the aggregate, approximately (i) 481,000 shares of its Additional Preferred Stock, or (ii) 1,265,800 shares of its Common Stock issued upon conversion of such shares of Additional Preferred Stock, and
(b) requested that the Credit Agreement be amended to revise Section 10.2 thereof as set forth herein in connection therewith.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Bank hereby agree as follows:

     SECTION 1.  Amendments.  In reliance on the representations, warranties,
     ---------   ----------
covenants and agreements contained in this Third Amendment and subject to the terms and conditions set forth herein, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.
                                                               ---------

     1.1.  Amendment to Definition.  The definition of Loan Papers contained in
           -----------------------                     -----------
Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

          Loan Papers means this Agreement, the First Amendment, the Second
          -----------
     Amendment, the Third Amendment, the Notes, each Restricted Subsidiary Guarantee now or hereafter executed, each Restricted Subsidiary Pledge Agreement now or hereafter executed, all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Collateral Assignment, and
                                     -----------
     all other certificates,

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     documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     1.2. Additional Definitions.  Section 2.1 of the Credit Agreement shall be
          ----------------------
amended to add the following definitions to such Section:

          Stock Repurchase means a repurchase by Borrower, in the aggregate, of
          ----------------
     approximately (i) 481,000 shares of its Additional Preferred Stock, or (ii) 1,265,800 shares of its Common Stock issued upon conversion of such shares of Additional Preferred Stock, for a purchase price of not more than $25,000,000 in the aggregate.

          Third Amendment means the Third Amendment to Second Amended and
          ---------------
     Restated Credit Agreement dated as of July 11, 2000, entered into by and among Borrower, Administrative Agent and Banks.

     1.3. Amendment to Restricted Payments Covenant.  Section 10.2 of the
          -----------------------------------------
Credit Agreement shall be amended to read in full as follows:

          ASECTION 10.2.  Restricted Payments.  Neither Borrower nor any
                          -------------------
          Restricted Subsidiary of Borrower will declare or make any Restricted Payment; provided, that, so long as no Default, Event of Default or
                   --------  ----
          Borrowing Base Deficiency then exists, and provided that no Default or Event of Default would result therefrom, Borrower shall be permitted to (a) declare and pay accrued dividends on the Preferred Stock and the Common Stock, (b) repurchase any of its Common Stock or Preferred Stock or warrants, options or other rights to acquire such Common Stock or Preferred Stock, so long as, at any date, the sum of (y) the aggregate amount of all such dividends declared and paid pursuant to clause (a) above during the period commencing on January 1, 2000 to and including such date, plus (z) the aggregate amount paid by Borrower and its Restricted Subsidiaries in respect of the repurchase of all such Common Stock or Preferred Stock or warrants, options or other rights to acquire such Common Stock or Preferred Stock pursuant to clause (b) above during the period commencing on January 1, 2000 to and including such date, shall not exceed the Restricted Payment Limit in effect at such date, and (c) notwithstanding anything to the contrary contained herein, consummate and effectuate (i) the Qualified Redemption, (ii) the Second Qualified Redemption, and (iii) the Stock Repurchase, and none of the Qualified Redemption, the Second Qualified Redemption nor the Stock Repurchase shall impact or be counted against the Restricted Payment Limit.

     SECTION 2.  Consent.  Notwithstanding anything to the contrary contained in
     ---------   -------
the Credit Agreement or in any other Loan Paper, Banks hereby (a) consent to the consummation of the Stock Repurchase, and (b) waive any inconsistent provisions of the Credit Agreement, including, without limitation, Section 10.2 thereof, with respect to the consummation of such Stock

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Repurchase. The consent and waiver herein contained are expressly limited as follows: (i) such consent and waiver are limited solely to the consummation of the Stock Repurchase, and solely to the extent the same is consummated on or prior to December 31, 2000, (ii) such consent and waiver shall not be applicable to any provision of any Loan Paper other than Section 10.2 of the Credit Agreement, and (iii) such consent and waiver are each a limited, one-time consent and waiver, and nothing contained herein shall obligate Banks to grant any additional or future consent or waiver of, or with respect to, Section 10.2 of the Credit Agreement or any other provision of any Loan Paper.

     SECTION 3.  Representations and Warranties.  In order to induce
     ---------   ------------------------------
Administrative Agent and Banks to enter into this Third Amendment, Borrower hereby represents and warrants to Administrative Agent and each Bank that:

     3.1.  Accuracy of Representations and Warranties.  Each representation and
           ------------------------------------------
warranty of Borrower and its Subsidiaries contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date);

     3.2.  Absence of Defaults.  Neither a Default nor an Event of Default has
           -------------------
occurred which is continuing; and

     3.3.  No Defense.  Borrower has no defenses to payment, counterclaims or
           ----------
rights of set-off with respect to the Obligations on the date hereof.

     SECTION 4.  Miscellaneous.
     ---------   -------------

     4.1.  Reaffirmation of Loan Papers; Extension of Liens.  Any and all of the
           ------------------------------------------------
terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

     4.2.  Parties in Interest.  All of the terms and provisions of this Third
           -------------------
Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.3.  Counterparts.  This Third Amendment may be executed in counterparts,
           ------------
and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until this Third Amendment has been executed by Borrower, Administrative Agent and Required Banks at which time this Third Amendment shall be binding on, enforceable against and inure to the benefit of Borrower, Administrative Agent and all Banks. Facsimiles shall be effective as originals.

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     4.4.  COMPLETE AGREEMENT.  THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND
           ------------------
THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     4.5.  Headings.  The headings, captions and arrangements used in this Third
           --------
Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

     4.6.  Legal Expenses.  Borrower hereby agrees to pay on demand all
           --------------
reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                           [Signature Pages Follow]

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SIGNATURE PAGE  TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT


                                    PATINA OIL & GAS CORPORATION



                                    By:  /s/ David J. Kornder
                                         ------------------------------------
                                         David J. Kornder, Vice President and
                                         Chief Financial Officer

                                       5
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SIGNATURE PAGE  TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT


                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION, as Administrative Agent



                                    By:  /s/ Robert C. Mertensotto
                                         -------------------------------
                                         Robert C. Mertensotto
                                         Managing Director



                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION, as a Bank



                                    By:  /s/ Robert C. Mertensotto
                                         -------------------------------
                                         Robert C. Mertensotto
                                         Managing Director

                                       6
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SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT


                                    BANK OF AMERICA, N.A., as a Bank



                                    By:  /s/ J. Scott Fowler
                                         -----------------------------
                                         J. Scott Fowler
                                         Managing Director

                                       7
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SIGNATURE PAGE  TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT


                                    BANK ONE, NA
                                    (MAIN OFFICE C CHICAGO) as a Bank
                                    (FORMERLY KNOWN AS THE FIRST
                                    NATIONAL BANK OF CHICAGO)


                                    By:  /s/ Kurt Stoeber
                                         ---------------------------
                                         Kurt Stoeber
                                         Corporate Banking Officer

                                       8
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SIGNATURE PAGE  TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT


                                    BANKERS TRUST COMPANY, as a Bank


                                    By:  /s/ Marcus M. Tarkington
                                         --------------------------------
                                         Marcus M. Tarkington
                                         Director

                                       9
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SIGNATURE PAGE  TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:  /s/ Phillipe Soustra
                                         -----------------------------
                                         Phillipe Soustra
                                         Senior Vice President

                                       10
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SIGNATURE PAGE  TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT


                                    FIRST UNION NATIONAL BANK


                                    By:  /s/ Robert R. Wetteroff
                                         -------------------------------
                                         Robert R. Wetteroff
                                         Senior Vice President

                                       11
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SIGNATURE PAGE TO THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, BY AND AMONG PATINA OIL & GAS CORPORATION, AS BORROWER, THE FINANCIAL INSTITUTIONS PARTIES THERETO, AS BANKS, AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT


                                    WELLS FARGO BANK, N.A.


                                    By:  /s/ Todd Stornetta
                                         -----------------------------
                                         Todd Stornetta
                                         Vice President

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